UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): June 2, 2021
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CDK GLOBAL, INC.
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-36486			46-5743146
(State or Other Jurisdiction of Incorporation)	(Commission File Number)			(I.R.S. Employer Identification No.)

1950 Hassell Road
	Hoffman Estates,	IL	60169
(Address of Principal Executive Offices) (Zip Code)
	(847)	397-1700
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	CDK	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement.

On June 2, 2021, CDK Global, Inc. (the “Company”) and its newly formed wholly-owned subsidiary Spyder Merger Corp., a Delaware corporation (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Roadster, Inc., a Delaware corporation (“Roadster”) and Fortis Advisors LLC, as representative of the Roadster stockholders. As contemplated by the Merger Agreement, on June 2, 2021 (the “Closing Date”) Merger Sub merged with and into Roadster, with Roadster continuing as the surviving corporation and as a wholly-owned subsidiary of the Company (the “Merger”).

In connection with the Merger, the parties to the Merger Agreement have made customary representations and warranties and have agreed to customary covenants, and certain stockholders of Roadster have agreed to additional covenants and non-competition arrangements (subject to customary exceptions) in support of the Merger. The customary closing conditions contained in the Merger Agreement were satisfied or waived as of the closing of the Merger on the Closing Date.

Under the terms of the Merger Agreement, the stockholders of Roadster are entitled to receive aggregate all-cash merger consideration of $360,000,000, subject to customary adjustments, which the Company has funded from cash on hand. The Merger is not expected to have a significant effect on the Company’s earnings per share for fiscal 2021. Given the growth stage of the Roadster business, it will be immediately accretive to revenue and revenue growth and is expected to be modestly dilutive to margins and earnings per share in fiscal 2022. The Company intends to provide additional information about the effects of the Merger as part of its fiscal 2022 guidance that the Company anticipates disclosing concurrent with its fiscal 2021 full year earnings.

The foregoing descriptions of the Merger Agreement and the Merger do not purport to be complete and are subject to, and qualified in their entirety by reference to the full text of the Merger Agreement, which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ending June 30, 2021.

Item 7.01.    Regulation FD Disclosure.

On June 2, 2021, the Company issued a press release announcing the entry into the Merger Agreement and the consummation of the Merger. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 hereto, and is incorporated by reference herein.

The information contained in this Item 7.01 of this Current Report on Form 8-K, as well as Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise be subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933, as amended, if it is expressly incorporated by specific reference in such filing.

Safe Harbor for Forward-Looking Statements

This Current Report on Form 8-K contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, including: statements regarding the company’s ability to achieve the intended benefits of the transaction; the Company’s business outlook; other plans; objectives; forecasts; goals; beliefs; business strategies; future events; business conditions; results of operations; financial position and business outlook and trends; and other information, may be forward-looking statements. Words such as "might," "will," "may," "could," "should," "estimates," "expects," "continues," "contemplates," "anticipates," "projects," "plans," "potential," "predicts," "intends," "believes," "forecasts," "future," "assumes," and variations of such words or similar expressions are intended to identify forward-looking statements. These statements are based on management's expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed, or implied by, these forward-looking statements.

Factors that could cause actual results to differ materially from those contemplated by the forward-looking statements include: the accuracy of the Company’s expectations regarding the potential impacts of the COVID-19 pandemic on the Company’s business; the Company’s success in obtaining, retaining and selling additional services to customers; the pricing of the Company’s products and services; overall market and economic conditions, including interest rate and foreign currency trends, and technology trends; adverse global economic conditions and credit markets and volatility in the countries in which we do business; auto sales and related industry changes; competitive conditions; changes in regulation; changes in technology, security breaches, interruptions, failures and other errors involving the Company’s systems; availability of skilled technical employees/labor/personnel; the impact of new acquisitions and divestitures; employment and wage levels; availability of capital for the payment of debt service obligations or dividends or the repurchase of shares; any changes to the Company’s credit ratings and the impact of such changes on financing costs, rates, terms, debt service obligations, access to capital market and working capital needs; the impact of the Company’s indebtedness, access to cash and financing, and ability to secure financing, or financing at attractive rates; the onset of or developments in litigation involving contract, intellectual property, competition, shareholder, and other matters, and governmental investigations; and the ability of the Company’s significant stockholders and their affiliates to significantly influence the Company’s decisions or cause it to incur significant costs.

There may be other factors that may cause the Company’s actual results, performance or achievements to differ materially from those expressed in, or implied by, the forward-looking statements. The Company gives no assurances that any of the events anticipated by the forward-looking statements will occur or, if any of them do, what impact they will have on its results of operations and financial condition. You should carefully read the factors described in the Company’s reports filed with the Securities and Exchange Commission ("SEC"), including those discussed under "Part I, Item 1A. Risk Factors" in its most recent Annual Report on Form 10-K and in its most recent Quarterly Reports on Form 10-Q for a description of certain risks that could, among other things, cause the Company’s actual results to differ from any forward-looking statements contained herein. The Company’s SEC filings can be found on the Company’s website at investors.cdkglobal.com and the SEC's website at www.sec.gov.

All forward-looking statements speak only as of the date of this Current Report on Form 8-K even if subsequently made available by the Company on its website or otherwise. The Company disclaims any obligation to update or revise any forward-looking statements that may be made to reflect new information or future events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, other than as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number        Description of Exhibit
99.1        Press Release issued by CDK Global, Inc. on June 2, 2021
104        Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDK GLOBAL, INC.

Date:	6/2/2021	/s/ Eric J. Guerin
Eric J. Guerin
Executive Vice President, Chief Financial Officer